SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549
                                  ____________

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 18, 1999


                         CONCURRENT COMPUTER CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------

                 (State or other jurisdiction of incorporation)


                                     0-13150
                                     -------
                            (Commission File Number)


                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


              4375 River Green Parkway, Duluth, Georgia      30097
              ----------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:  (678) 258-4000


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     As previously reported in a Current Report on Form 8-K bearing a cover date of August 18, 1999 and filed with the Securities and Exchange Commission on September 13, 1999, Concurrent Computer Corporation (the "Company") selected the accounting firm of Deloitte & Touche LLP ("D&T") as the independent accountants for the Company for the fiscal year ending June 30, 2000 to replace the accounting firm of KPMG LLP ("KPMG"). Accordingly, the replacement of KPMG would occur upon the completion of the audit of the Company's consolidated financial statements for the fiscal year ended June 30, 1999 and the issuance of their report thereon for filing in the Company's Annual Report on Form 10-K for the fiscal year then ended.

     The Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 1999 upon KPMG's completion of their audit of the Company's consolidated financial statements for the year then ended. The Form 10-K was filed on September 28, 1999.

     During the period between the change in accountants and the effectiveness of KPMG's replacement (the "Pre-Effective Period"), there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of KPMG) would have caused KPMG to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the consolidated financial statements of the Company for the fiscal year ended June 30, 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

     During the Pre-Effective Period, the Company (or anyone on the Company's behalf) did not consult with D&T regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and neither a written report nor oral advice was provided to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.


ITEM  7.  EXHIBITS

Exhibit  No.          Description
------------          -----------
16A                   Letter  of  KPMG  LLP  regarding
                      change  in  certifying  accountant


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CONCURRENT  COMPUTER CORPORATION


Date: November 4, 1999               By: /s/ Steven  R.  Norton
      ----------------                   ---------------------------------------
                                             Steven  R.  Norton
                                             Executive  Vice  President  and
                                             Chief  Financial  Officer
                                             (Principal Accounting and Financial
                                             Officer)

                                                                   Exhibit  16A

October  28,  1999

Securities and Exchange Commission
Washington,  DC  20549

Ladies  and  Gentlemen:

We were previously principal accountants for Concurrent Computer Corporation and, under the date of July 31, 1999, we reported on the consolidated financial statements of Concurrent Computer Corporation and subsidiaries as of and for the years ended June 30, 1999 and 1998. On August 19, 1999, we were notified that Concurrent Computer Corporation engaged Deloitte & Touche LLP as its principal accountants for the fiscal year ending June 30, 2000 and the auditor - client relationship with KPMG LLP will cease upon completion of the audit of Concurrent Computer Corporation's consolidated financial statements as of and for the year ended June 30, 1999 and the issuance of our report thereon. On September 28, 1999, Concurrent Computer Corporation filed its Annual Report on Form 10-K, upon completion the audit and the auditor client relationship with KPMG LLP ceased. We have read Concurrent Computer Corporation's statements included under Item 4 of its Form 8-K/A dated August 18, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with Concurrent Computer Corporation's statement in the fourth paragraph of Item 4.

                                        Very  truly  yours,


                                        /s/  KPMG  LLP


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